UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Advisors Series Trust

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Proxy Materials

Please Cast Your Vote Now!

O'Shaughnessy Market Leaders Value Fund (OFVIX)
(a series of Advisors Series Trust)
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

November 15, 2021

Dear Shareholder:

I am writing to inform you about an upcoming special shareholder meeting (the “Meeting”) of the O’Shaughnessy Market Leaders Value Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), which will be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI, 53202 on December 20, 2021, at 11:30 a.m. Central Time. We are sensitive to the public health concerns our shareholders may have and recommendations that public health officials have issued in light of the public health impact of the coronavirus pandemic (COVID-19) and its evolving nature. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location. We plan to announce any such updates at the following location: (https://vote.proxyonline.com/OShaughnessy/docs/proxy2021.pdf), and we encourage you to check this weblink prior to the Meeting if you plan to attend.

At the Meeting, shareholders will be asked to: approve a new investment advisory agreement (the “New Investment Advisory Agreement”) between O’Shaughnessy Asset Management, LLC (“OSAM” or the “Adviser”) and the Trust on behalf of the Fund. The New Investment Advisory Agreement is required under the Investment Company Act of 1940, as amended (the “1940 Act”) because of a proposed change in the ownership of OSAM. The costs associated with this Proposal will be paid by the Adviser as described in the attached Proxy Statement.

The proposal relates to the approval of a New Investment Advisory Agreement for the Fund, which will not result in any change in the Fund’s investment strategies, advisory fees or portfolio management team. On September 29, 2021, OSAM, the current investment adviser to the Fund, entered into an agreement to be acquired by Franklin Resources, Inc. (“Franklin Templeton”). As a result of this strategic acquisition, a change of control will be triggered when the acquisition is completed, pursuant to which OSAM would become a wholly-owned subsidiary of Franklin Templeton (the “Transaction”). After the Transaction, OSAM expects its investment management team to remain intact and will continue to operate under the OSAM brand name. The Transaction is expected to be completed in the fourth quarter of 2021.

The new ownership structure will not result in any changes for existing shareholders of the Fund. The Adviser’s portfolio managers and key personnel after the close of the Transaction will be the same individuals as prior to the Transaction. There will be no change in the investment advisory fee and the expenses paid by shareholders of the Fund are not expected to change as a result of the change in control of OSAM. However, under the federal securities laws, this change in ownership of OSAM causes the current investment advisory agreement (the “Prior Investment Advisory Agreement”) between the Trust, on behalf of the Fund, and OSAM to automatically terminate at the close of the Transaction. Accordingly, a new investment advisory agreement must be approved by the Fund’s shareholders in order for OSAM to continue to serve as the investment adviser to the Fund. However, shareholder approval of the New Investment Advisory Agreement is not a condition to closing the Transaction.

As a result, the Trust’s Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” of the Trust, as defined under the 1940 Act, at a meeting held on October 18, 2021, determined that it would be in
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the best interests of the Fund and its shareholders to approve the New Investment Advisory Agreement with respect to the Fund that will take effect following the close of the Transaction, subject to shareholder approval. The terms of the New Investment Advisory Agreement are substantially identical to the terms of the Prior Investment Advisory Agreement, except for the dates of execution, effectiveness, and termination. There will be no change in the investment advisory fee and the expenses paid by shareholders of the Fund are not expected to change as a result of the change in control of OSAM. In order for OSAM to continue as the Fund’s investment adviser, to provide the same day-to-day investment management services it has provided since inception on February 26, 2016 for the Fund, the shareholders of the Fund must approve the New Investment Advisory Agreement. In the event the Fund is not able to obtain shareholder approval prior to the termination of the Prior Investment Advisory Agreement, the Board, including a majority of the Independent Trustees, at the meeting held on October 18, 2021 also approved an interim investment advisory agreement (the “Interim Investment Advisory Agreement”) between the Trust on behalf of the Fund and OSAM, so that OSAM could continue managing the Fund after the change of control. Pursuant to Rule 15a‑4 under the 1940 Act, the Interim Investment Advisory Agreement will allow the Fund an additional 150 days to obtain shareholder approval of the New Investment Advisory Agreement. The terms of the Interim Investment Advisory Agreement would be substantially identical to the terms of the Prior Investment Advisory Agreement, except for the term and escrow provisions of the agreement described in the Proxy Statement. Under the Interim Investment Advisory Agreement, management fees earned by OSAM would be held in an interest-bearing escrow account until shareholders approve the New Investment Advisory Agreement with OSAM. The Board will implement the Interim Investment Advisory Agreement for a period of no more than 150 days in order to determine appropriate action, which could include continuing to solicit shareholder approval on the New Investment Advisory Agreement.

The Board of Trustees recommends that you vote in favor of the Proposal.

The attached Proxy Statement describes the Proposal and the voting process for shareholders. The Board asks that you read it carefully and vote in favor of the Proposal. Please return your proxy card in the postage-paid envelope as soon as possible. You also may vote over the Internet or by telephone. Please follow the instructions on the enclosed proxy card to use these methods of voting.

Thank you for your continued support.

Sincerely,
Christopher Loveless
President
O’Shaughnessy Asset Management, LLC

Voting is quick and easy. Everything you need is enclosed. To cast your vote:

PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

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Important information to help you understand and vote on the Proposal:

Please read the full text of the proxy statement. Below is a brief overview of the Proposal to be voted upon. Your vote is important.

What is this document and why did you send it to me?

We are sending this document to you for your use in connection with the Board’s solicitation of your vote to approve one proposal: a new investment advisory agreement with O’Shaughnessy Asset Management, LLC, a Delaware limited liability company (“OSAM” or the “Adviser”) to enable OSAM to continue as the investment adviser for the O’Shaughnessy Market Leaders Value Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”).

At a meeting of the Trust’s Board of Trustees (the “Board”) held on October 18, 2021, the Board approved the Proposal, subject to shareholder approval. The Board recommends that shareholders also approve the Proposal.

This document includes a Notice of Meeting of Shareholders, a Proxy Statement, and Proxy Card.

What is the Proposal about?

You are being asked to approve a new investment advisory agreement between OSAM and the Trust on behalf of the Fund (the “New Investment Advisory Agreement”).

On September 29, 2021, OSAM, the current investment adviser to the Fund, entered into an agreement to be acquired by Franklin Resources, Inc. (“Franklin Templeton”). As a result of this strategic acquisition, a change of control will be triggered when the acquisition is completed, pursuant to which OSAM would become a wholly-owned subsidiary of Franklin Templeton (the “Transaction”). After the Transaction, OSAM expects its investment management team to remain intact and will continue to operate under the OSAM brand name. The Transaction is expected to be completed in the fourth quarter of 2021.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), this may be considered a technical “change of control” of the Adviser (as defined by the 1940 Act), and as such would trigger an automatic termination of the current investment advisory agreement (the “Prior Investment Advisory Agreement”) between the Adviser and the Trust on behalf of the Fund at the closing of the Transaction.

As a result, the Board, including a majority of the Trustees who are not “interested persons” of the Trust, as defined under the 1940 Act, at a meeting held on October 18, 2021, determined that it would be in the best interests of the Fund and its shareholders to approve the New Investment Advisory Agreement that will take effect following the close of the Transaction, subject to shareholder approval. Accordingly, the Fund needs shareholders to approve the New Investment Advisory Agreement in order to replace the Prior Investment Advisory Agreement, which will allow OSAM to continue to serve as the Fund’s investment adviser. The terms of the New Investment Advisory Agreement are substantially identical to the terms of the Prior Investment Advisory Agreement, except for the dates of execution, effectiveness, and termination. The New Investment Advisory Agreement will not affect the investment management fee charged to the Fund, which will remain at 0.55% of average net assets up to $25 million, 0.45% of average net assets on the next $75 million, and 0.35% of average net assets in excess of $100 million. Moreover, the expense limitation agreement that is currently in place for the Fund’s total operating expenses, 0.65% of the Fund’s average daily net assets, will remain unchanged for at least two years from the effective date of the New Investment Advisory Agreement.

In the event that the Fund’s shareholders do not approve the New Investment Advisory Agreement prior to the closing of the Transaction, the Board has approved an interim investment advisory agreement (the “Interim Investment Advisory Agreement”) with OSAM in order to continue solicitation of the Fund’s shareholders and will consider whether there are other options to secure permanent investment advisory arrangements for the Fund.

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How will approval of the Proposal affect the management and operation of the Fund?

The Fund’s investment strategies, advisory fee and other terms will not change as a result of the New Investment Advisory Agreement. The same portfolio management team will continue to manage the Fund and be responsible for day-to-day management and there is not expected to be any change in the nature, extent or quality of the services provided by the Adviser to the Fund.

Is anything changing at OSAM related to the change of control?

Other than OSAM becoming a wholly-owned subsidiary within Franklin Templeton at the closing of the Transaction no other changes are expected to occur with respect to the day-to-day management of the Fund or the Adviser. OSAM will continue to operate under the OSAM brand name and maintain its Form ADV filings with the Securities and Exchange Commission.
How will approval of the Proposal affect the expenses of the Fund?

The proposed approval of the New Investment Advisory Agreement with OSAM will not result in any change in the investment advisory fee paid by the Fund to OSAM. Additionally, there will be no change in the contractual expense limitations for at least a period of two years from the effective date of the New Investment Advisory Agreement. In addition, the expenses paid by shareholders of the Fund are not expected to change as a result of the change in control of OSAM.

What are the primary reasons for the selection of OSAM as the investment adviser of the Fund?

The benefits of approving the New Investment Advisory Agreement include continuity in the portfolio management of the Fund and retaining the current investment personnel. The Board weighed a number of factors in reaching its decision to allow the Adviser to continue as the investment adviser for the Fund, including the history, reputation, qualifications and resources of OSAM and the fact that OSAM’s current portfolio managers would continue to provide the day-to-day management of the Fund. The Board also considered that, as a result of the proposal, the Fund’s advisory fee would not increase and that all costs incurred by the Fund as a result of this change in control would be borne by OSAM, not the Fund’s shareholders. Other expected benefits include maintaining the current relationships with third-party vendors and avoiding the costs of finding a new investment adviser. The Board additionally considered that OSAM believes that being a wholly-owned subsidiary of Franklin Templeton will provide access to broader resources, which may help to better serve shareholders’ needs. Please see “Board Recommendation of Approval” in the Proxy Statement for a full discussion of the Board’s considerations.

Will there be changes to the Board of Trustees and service providers for the Fund?

No. The Fund anticipates retaining the same service providers as before the closing of the Transaction.

Are there any material differences between the Prior Investment Advisory Agreement and the proposed New Investment Advisory Agreement?

No. There are no material differences between the Prior Investment Advisory Agreement and the proposed New Investment Advisory Agreement.

Has the Board approved the Proposal?

Yes. The Board approved the proposal set forth herein, subject to shareholder approval. The Board recommends that shareholders also approve the Proposal.

Who is AST Fund Solutions, Inc.?

AST Fund Solutions, Inc. is a third-party proxy vendor that the Fund has engaged to contact shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the meeting must adjourn to a future date. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

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Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting and what will these costs be?

The cost of this proxy mailing and the other costs associated with this Proposal will be paid by the Adviser, and the costs will be approximately $40,000.

What will happen if the Proposal is not approved by shareholders?

If sufficient votes are not obtained to approve the Proposal with respect to the Fund, the Board will consider what further action to take, including adjourning the special meeting for the Fund and making a reasonable effort to solicit support with respect to the proposal in order to receive sufficient votes. The Adviser will provide investment advisory services to the Fund for up to 150 days following the effective date of the Interim Investment Advisory Agreement and compensation earned by the Adviser under the Interim Investment Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of the Fund approve the New Investment Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Investment Advisory Agreement will be paid to the Adviser. If, after additional proxy solicitation, the proposal is not approved within 150 days following the effective date of the Interim Investment Advisory Agreement, OSAM will no longer provide advisory services to the Fund (unless an extension of the 150-day period is permitted by a rule or interpretative position of the staff of the U.S. Securities and Exchange Commission) and only the lesser of the costs incurred (plus interest) or the amount in the escrow account (plus interest) will be paid to OSAM. In such case, the Board will consider alternative actions, taking into account the best interests of the Fund and its shareholders, including (without limitation) the recommendation of one or more other investment advisers, subject to approval by the Fund’s shareholders, or the liquidation of the Fund. The Interim Investment Advisory Agreement will be implemented if shareholder approval of the New Investment Advisory Agreement is not obtained before the Transaction closes.

Who is eligible to vote?

Shareholders of record of the Fund as of the close of business on October 29, 2021 (the “Record Date”) are entitled to be present and to vote at the special meeting of shareholders (the “Meeting”) or any adjournment thereof. Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the Proposal presented at the Meeting.

How is a quorum for the Meeting established?

The presence of 40% of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the Proposal for the Fund. Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, since such shares are not voted in favor of the Proposal, they have the effect of counting as a vote AGAINST the Proposal. If a quorum is not present for the Fund at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received on behalf of the Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the Fund.

What vote is required to approve the Proposal?

With respect to the Proposal, approval of the New Investment Advisory Agreement requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

How do I vote my shares?

Although you may attend the Meeting and vote in person, you do not have to. You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions.

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In addition, you may vote through the Internet by visiting the Internet address printed on your proxy card and following the online instructions. If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call AST Fund Solutions, Inc. at 1 (866) 829-0542. Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m., Eastern Time.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted “FOR” the Proposal and grant discretionary authority to the persons named in the card as to any other matters that properly come before the Meeting. Abstentions will be treated as votes “AGAINST” the Proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date, or (3) by attending the Meeting and voting in person.

Please complete, sign and return the enclosed proxy card in the enclosed envelope. You may vote your proxies by Internet or telephone in accordance with the instructions set forth on the enclosed proxy card. No postage is required if mailed in the United States.
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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD December 20, 2021

O’SHAUGHNESSY MARKET LEADERS VALUE FUND
(a series of Advisors Series Trust)
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the O’Shaughnessy Market Leaders Value Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), will be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI, 53202 on December 20, 2021, at 11:30 a.m. Central Time.

We are sensitive to the public health concerns our shareholders may have and recommendations that public health officials have issued in light of the public health impact of the coronavirus pandemic (COVID-19) and its evolving nature. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location. We plan to announce any such updates at the following location: (https://vote.proxyonline.com/OShaughnessy/docs/proxy2021.pdf), and we encourage you to check this weblink prior to the Meeting if you plan to attend.

At the Meeting, shareholders of the Fund will be asked to act upon the following Proposal, which is more fully described in the accompanying Proxy Statement dated November 15, 2021:

PROPOSAL 1:    To approve a New Investment Advisory Agreement between O’Shaughnessy Asset Management, LLC (“OSAM” or the “Adviser”), and the Trust on behalf of the Fund.

PROPOSAL 2:    If necessary, to adjourn or postpone the Meeting to permit further solicitation of proxies in the event that a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the Meeting to approve the Proposal.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

The Trust’s Board of Trustees has fixed the close of business on October 29, 2021 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof. Please read the accompanying Proxy Statement for a full discussion of the Proposal.

By Order of the Board of Trustees
Elaine E. Richards
Secretary
Advisors Series Trust
November 15, 2021

Your vote is very important – please vote your shares promptly.

Shareholders are invited to attend the Meeting. Please note, no representatives from the Adviser or the Board will be attending the Meeting. Shareholders are urged to vote using the touch-tone telephone or Internet voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.
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O’SHAUGHNESSY MARKET LEADERS VALUE FUND
(a series of Advisors Series Trust)
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

PROXY STATEMENT
November 15, 2021

FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON December 20, 2021

Introduction

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust) of proxies to be voted at the Special Meeting of Shareholders of the O’Shaughnessy Market Leaders Value Fund (the “Fund”), and any adjournment or postponement thereof (the “Meeting”). The Meeting will be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI, 53202 on December 20, 2021, at 11:30 AM Central Time.

We are sensitive to the public health concerns our shareholders may have and recommendations that public health officials have issued in light of the public health impact of the coronavirus pandemic (COVID-19) and its evolving nature. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location. We plan to announce any such updates at the following location: (https://vote.proxyonline.com/OShaughnessy/docs/proxy2021.pdf), and we encourage you to check this weblink prior to the Meeting if you plan to attend.

PROPOSAL 1:    To approve a New Investment Advisory Agreement between O’Shaughnessy Asset Management, LLC (“OSAM” or the “Adviser”), and the Trust on behalf of the Fund.

PROPOSAL 2:    If necessary, to adjourn or postpone the Meeting to permit further solicitation of proxies in the event that a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the Meeting to approve the Proposal.

Shareholders of record at the close of business on the record date, October 29, 2021 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. The Notice of Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed Proxy Card(s) are being mailed to Shareholders on or after November 15, 2021.

Financial statements for the Fund are included in annual reports, which are mailed to shareholders. Shareholders may obtain copies of the annual report or semi-annual report free of charge by calling 1 (877) 291-7827, by visiting the Fund’s website at https://www.osfunds.com/Funds/Market-Leaders-Value-Fund or by writing to the Fund, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202.

PROPOSAL 1: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

Background

On September 29, 2021, OSAM, the current investment adviser to the Fund, entered into an agreement to be acquired by Franklin Resources, Inc. (“Franklin Templeton”). As a result of this acquisition, a change of control will be triggered when the acquisition is completed, pursuant to which OSAM would become a wholly-owned subsidiary of Franklin Templeton (the “Transaction”). The Transaction is expected to be completed in the fourth quarter of 2021. After the Transaction, OSAM expects its investment management team to remain intact and will continue to operate under the OSAM brand name. Under the Investment Company Act of 1940, as amended (the “1940 Act”), this Transaction, which will result in OSAM becoming a wholly-owned subsidiary of Franklin Templeton, is considered a technical change of control of OSAM and will, therefore, result in the assignment and termination of the current investment advisory agreement between OSAM and the Trust with respect to the Fund.

    The new ownership structure will not result in any changes for existing shareholders of the Fund. The Adviser’s portfolio managers and key personnel after the close of the Transaction will be the same individuals as prior to the Transaction. There will be no change in the investment advisory fee and the expenses paid by shareholders of the Fund are not expected to change as a result of the change in control of OSAM. However, under the federal securities laws, this change in ownership of OSAM causes the current investment advisory agreement (the “Prior Investment Advisory Agreement”) between the Trust, on behalf of the Fund, and OSAM to automatically terminate at the close of the Transaction. Accordingly, a new investment advisory agreement must be approved by the Fund’s shareholders in order for OSAM to continue to serve as the investment adviser to the Fund. However, shareholder approval of the New Investment Advisory Agreement is not a condition to closing the Transaction.

At a meeting of the Board held on October 18, 2021, the Board, including a majority of Trustees who are not “interested persons,” (the “Independent Trustees”) as the term is defined under the 1940 Act, voted unanimously to approve the proposed new investment advisory agreement (the “New Investment Advisory Agreement”) between OSAM and the Trust on behalf of the Fund, retaining OSAM as investment adviser for the Fund. The Board also voted unanimously to recommend that shareholders of the Fund approve the New Investment Advisory Agreement. The terms of the New Investment Advisory Agreement are substantially identical to the terms of the Prior Investment Advisory Agreement, except for the dates of execution, effectiveness, and termination.

Accordingly, the Fund needs shareholder approval of the New Investment Advisory Agreement to allow the Adviser to continue to act as its investment adviser upon the change of control. It is proposed that the New Investment Advisory Agreement would take effect upon the closing of the Transaction, subject to shareholder approval.

In the event the Fund is not able to obtain shareholder approval prior to the termination of the Prior Investment Advisory Agreement, the Board, including a majority of the Independent Trustees, also approved an interim investment advisory agreement (the “Interim Investment Advisory Agreement”) between the Trust on behalf of the Fund and OSAM, so that OSAM could continue managing the Fund after the change of control. Pursuant to Rule 15a‑4 under the 1940 Act, the Interim Investment Advisory Agreement will allow the Fund an additional 150 days to obtain shareholder approval of the New Investment Advisory Agreement. The terms of the Interim Investment Advisory Agreement would be substantially identical to the terms of the Prior Investment Advisory Agreement, except for the term and escrow provisions. Additionally, under the Interim Investment Advisory Agreement, management fees earned by OSAM would be held in an interest-bearing escrow account until shareholders approve the New Investment Advisory Agreement with OSAM with respect to its Fund. Shareholder approval would need to be obtained within 150 days from the closing of the Transaction.

If the Fund’s shareholders do not approve the New Investment Advisory Agreement, then the Board will have to consider other alternatives for the Fund upon the expiration of the Prior Investment Advisory Agreement and Interim Investment Advisory Agreement.

Legal Requirements in Approving the Interim and New Investment Advisory Agreements

To avoid disruption of the Fund’s investment management and after considering the potential benefits to the Fund and its shareholders of retaining OSAM as the Fund’s investment adviser, as discussed more fully below, the Board approved the Interim Investment Advisory Agreement, which could take effect following the completion of the Transaction but prior to securing the necessary shareholder approval of the New Investment Advisory Agreement. In doing so, the Board has determined that it was prudent to act pursuant to the requirements of Rule 15a‑4 under the 1940 Act. Under Rule 15a‑4, an investment adviser can serve pursuant to an interim investment advisory agreement for up to 150 days while a Fund seeks shareholder approval of a new investment advisory agreement. Rule 15a‑4 imposes the following conditions, all of which were met in the case of the Interim Investment Advisory Agreement:

(1)the compensation under the interim contract may be no greater than under the previous contract;
(2)the Fund’s Board, including a majority of the Independent Trustees, must vote in person1, to approve the interim contract before the previous contract is terminated;
(3)the Fund’s Board, including a majority of the Independent Trustees, must determine that the scope and quality of services to be provided to the Fund under the interim contract will be at least equivalent to the scope and quality of services provided under the previous contract;
(4)the interim contract must provide that the Fund’s Board or a majority of the Fund’s outstanding voting securities may terminate the interim contract at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to the adviser;
(5)the interim contract must contain the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a‑4 and other differences determined to be immaterial by the Fund’s Board;
(6)the interim contract must provide in accordance with the specific provisions of Rule 15a‑4 for the establishment of an escrow account for fees received under the interim contract pending approval of a new contract by shareholders; and
(7)the Board must satisfy certain fund governance standards under Rule 0‑1(a)(7) of the 1940 Act.

If the Interim Investment Advisory Agreement takes effect, it will terminate upon the sooner to occur of (1) 150 days following the completion of the Transaction, or (2) the approval by the Fund’s shareholders of the proposed New Investment Advisory Agreement. Under the Interim Investment Advisory Agreement, the advisory fees earned by OSAM during this interim period will be held in an interest-bearing escrow account at U.S. Bank, N.A. Fees that are paid to the escrow account with respect to the Fund, including interest earned, will be paid to OSAM once the Fund’s shareholders approve the New Investment Advisory Agreement. If shareholders of the Fund do not approve the New Investment Advisory Agreement within 150 days of the date of the Interim Investment Advisory Agreement, then OSAM will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing the Interim Investment Advisory Agreement, plus interest earned on the amount while in escrow; or (2) the total amount in the escrow account, plus interest.

The form of the New Investment Advisory Agreement is attached hereto as Exhibit A. The terms of the New Investment Advisory Agreement are substantially identical to the terms of the Prior Investment Advisory Agreement, except for the dates of execution, effectiveness, and termination. The Prior Investment Advisory Agreement, which is dated August 16, 2010, as amended October 18, 2018, was last submitted to the shareholders of the Fund for approval on February 22, 2016 in connection with the Fund’s commencement of operations on
1 Although the 1940 Act requires that approval of an advisory agreement will be approved by the in-person vote of a majority of the independent trustees, the October 18, 2021 meeting was held virtually in reliance on an order issued by the Securities and Exchange Commission, which provided temporary relief from the in-person meeting requirements in response to the COVID-19 pandemic.

February 26, 2016, as a series of the Trust. The Board most recently renewed the Prior Investment Advisory Agreement at a Board meeting held December 10-11, 2020.

There are no material differences between the two agreements. The material terms of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement are compared below in the “Summary of the New Investment Advisory Agreement and Prior Investment Advisory Agreement” section.

The New Investment Advisory Agreement will take effect upon shareholder approval and following the change in control of OSAM. If shareholders of the Fund do not approve the New Investment Advisory Agreement with respect to the Fund, then OSAM will not be permitted to serve as the Fund’s investment adviser after the expiration of the Interim Investment Advisory Agreement, and the Board will have to consider other alternatives for the Fund, which may include liquidation.

Compensation Paid to OSAM

Under the Prior Investment Advisory Agreement, OSAM is entitled to receive a monthly advisory fee computed at an annual rate of:

Fund	Advisory Fee
O'Shaughnessy Market Leaders Value Fund	0.55% of average net assets up to $25 million, 0.45% of average net assets on the next $75 million, 0.35% of average net assets in excess of $100 million

The fee structure under the New Investment Advisory Agreement with OSAM will be identical to the fee structure under the Prior Investment Advisory Agreement. For the fiscal year ended July 31, 2021 the Fund paid the Adviser a management fee in the amounts shown below.

Management Fees Paid to OSAM

The Fund’s accrued advisory fee and waived fee for the fiscal year ended July 31, 2021 is shown in the table below.

Fiscal Year Ended	Fees Accrued	Fees Waived	Total Fees Paid to OSAM
July 31, 2021	$828,663	$0	$828,663

Information about OSAM

The Adviser is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. OSAM’s principal office is located at 6 Suburban Avenue, Stamford, Connecticut 06901. As of July 31, 2021, the Adviser had $6,209,357,047 in discretionary assets under management and $626,699,203 in non-discretionary assets under advisement. After the Transaction, OSAM will be a wholly-owned subsidiary of Franklin Templeton and will continue to operate under the OSAM brand name. The Transaction is not expected to result in any changes in OSAM’s investment management team.

The following table sets forth the name, position and principal occupation of each current member and principal officer of OSAM, each of whom is located at OSAM’s principal office location.

Name	Title or Status
O’Shaughnessy Family Partners, LLC	Managing Member
James P. O’Shaughnessy	Chairman, CO-CIO, Portfolio Manager & Manager of the Managing Member
Christopher S. Loveless	President/Member
Raymond Amoroso III	Chief Compliance Officer/Member
Ari M. Rosenbaum	Director of Financial Advisory Services/Member
Royal Bank of Canada	Member (Passive)
Christopher I. Meredith	CO-CIO, Portfolio Manager/Director of Research/Member
Erin M. Foley	Director of Trading/Member
Scott M. Bartone	Chief Operating Officer/Portfolio Manager/Member
Patrick W. O’Shaughnessy	CEO/Portfolio Manager/Member
Ehren J. Stanhope	Client Portfolio Manager/Member
Claudine A. Spence	Director of Client Service/Member
Joseph E. Dessalines	Director of Technology/Member
Xiuyun Shi	Director of Finance/Member

The following table sets forth the name of each person who owns of record, or beneficially, 10% or more of the outstanding voting securities of OSAM as of the date of this Proxy Statement, each of whom is located at OSAM’s principal office location.

Name	% of Voting Securities Held	% of Anticipated Ownership following the Transaction
O’Shaughnessy Family Partners, LLC[1]	61.50%	0.00%
Royal Bank of Canada	10.00%	0.00%
Patrick W. O’Shaughnessy	10.00%	0.00%

1 The following individuals own shares of O’Shaughnessy Family Partners, LLC, which currently holds a majority interest of OSAM:

Name	% of Voting Securities Held in O’Shaughnessy Family Partners, LLC
James P. O’Shaughnessy	70.00%
Patrick W. O’Shaughnessy	10.00%

OSAM provides sub-advisory services for a segment of the portfolio for another investment company, and manages that sleeve using similar strategies to that of the Fund. OSAM is entitled to receive the following fees for its services and it has not waived, reduced, or otherwise agreed to reduce its compensation under any contract.

Name	Approximate Net Assets (as of September 30, 2021	Fee Rate (% of average daily net assets)
A U.S. Large Cap Fund	$236 million	$250 million to $750 million in assets: 0.25% $750 million to $1 billion in assets: 0.22% Over $1 billion in assets: 0.20%

Summary of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement

A copy of the proposed New Investment Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary. You should refer to Exhibit A for the New Investment Advisory Agreement as the description set forth in this Proxy Statement of the New Investment Advisory Agreement is

qualified in its entirety by reference to Exhibit A. The investment advisory services to be provided by OSAM under the New Investment Advisory Agreement and the fee structure are identical to the services currently provided by OSAM and the fee structure under the Prior Investment Advisory Agreement.

Advisory Services. Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement state that, subject to the supervision and direction of the Board, the Adviser will provide for the overall management of the Fund including: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Board such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board.

Brokerage. Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that the Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of OSAM without general prior authorization to use such affiliated broker or dealer from the Board. The Adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Payment of Expenses. Under both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement, the Adviser is responsible for providing the personnel, office space and equipment reasonably necessary for the operation of the Fund, the expenses of printing and distributing copies of the Fund’s prospectus, SAI, and sales and advertising materials to prospective investors, the costs of any special Board meetings or shareholder meetings convened for the primary benefit of OSAM, and any costs of liquidating or reorganizing the Fund.

The Fund is responsible for all of its own expenses, except for those specifically assigned to OSAM under the investment advisory agreement, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all fees and expenses related to Fund custody, shareholder services and Fund accounting; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books; insurance premiums on property or personnel of the Fund which inure to its benefit; the cost of preparing and printing regulatory documents and other communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale; all expenses of maintaining and servicing shareholder accounts, and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

Management Fees. Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement contain an identical fee structure based on the Fund’s average daily net assets.

Duration and Termination. The Prior Investment Advisory Agreement provided that the agreement would become effective at the time the Fund commenced operations. The New Investment Advisory Agreement provides that the Agreement will take effect on the date set forth in the Agreement provided it has been approved by the Board and shareholders in accordance with 1940 Act requirements If approved by shareholders prior to the closing of the Transaction, the New Investment Advisor Agreement will go into effect upon the closing of the Transaction. Both the Prior Investment Advisory Agreement and the New Investment Advisory Agreement provide that the agreement will continue in effect for a period of two years, unless sooner terminated, and that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the Board or by the vote of a majority of the outstanding securities of the relevant Fund. Both the Prior Investment Advisory Agreement and the New Investment Advisory Agreement may be terminated at any time, on 60 days’ prior written notice, by the Fund (by vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund) without the payment of a penalty, or by the Adviser at any time, without the payment of a penalty, upon 60 days’ prior written notice.

Limitation on Liability and Indemnification. Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the duties imposed on the Adviser by the agreement, the Adviser will not be subject to liability to the Trust or the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses sustained in the purchase, holding or sale of any security of the Fund.

Board Recommendation of Approval

In reaching its decision to recommend the approval of the New Investment Advisory Agreement, the Board, including each of the Independent Trustees, met at a meeting held on October 18, 2021, during which the Board reviewed materials related to the Adviser. In the course of their review, the Trustees considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Fund. The Board also considered other matters, including, but not limited to the following: (1) the nature, quality and extent of services provided to the Fund since the Fund’s inception and the Adviser’s representation that there would be no anticipated change in those services as a result of the New Investment Advisory Agreement; (2) the performance of the Fund while managed by the Adviser; (3) the fact that there are no material differences between the terms of the New Investment Advisory Agreement and the terms of the Prior Investment Advisory Agreement; (4) the fact that the Adviser is continuing to manage the Fund with the same portfolio managers utilizing the same investment strategies; (5) the fact that the fee structure under the New Investment Advisory Agreement will be identical to the fee structure under the Prior Investment Advisory Agreement; and (6) other factors deemed relevant.

The Board also evaluated the New Investment Advisory Agreement in light of information they had requested and received from the Adviser prior to the October 18, 2021 meeting. The Board reviewed these materials with the management of the Adviser. Below is a summary of the material factors considered by the Board in its deliberations as to whether to approve the New Investment Advisory Agreement, and the Board’s conclusions. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.

The Board also took into account that the Adviser had a conflict of interest in recommending approval of the New Investment Advisory Agreement in that it will be receiving compensation by Franklin Templeton in connection with its acquisition of OSAM.

Nature, Extent and Quality of Services Provided to the Fund. The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted to the Fund’s affairs by the Adviser’s staff. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, including the investment strategies implemented by the Adviser, as well as the qualifications, experience and responsibilities of Christopher Meredith, CFA, Patrick O’Shaughnessy, CFA, and Scott Bartone, CFA, the Fund’s portfolio managers, and other key personnel at OSAM involved in the day-to-day management of the Fund. The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of OSAM’s compliance program, and a summary detailing the key features of the compliance policies and procedures, and OSAM’s marketing activity and goals and its continuing commitment to the growth of the Fund’s assets. The Trustees noted that during the course of the prior year they had met with representatives of

OSAM via videoconference to discuss the Fund’s performance and outlook, along with the marketing and compliance efforts made by OSAM. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser. The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Board on the effectiveness of the Adviser’s compliance program. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Investment Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as OSAM’s compliance policies and procedures, were satisfactory and reliable and were not expected to change as a result of the New Investment Advisory Agreement. The Board additionally considered that OSAM believes that being a wholly-owned subsidiary of Franklin Templeton will provide access to broader resources, which may help to better serve shareholders’ needs.

Investment Performance of the Adviser and the Fund. The Trustees discussed the Fund’s recent performance and the overall performance by the Adviser since inception for the Fund on February 26, 2016. In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and long-term performance of the Fund on an absolute basis, in comparison to its Morningstar peer group and in comparison to the benchmark index, the Russell 1000 Value Index. The Trustees also reviewed information on the historical performance of other accounts managed by the Adviser that were similar to the Fund in terms of investment strategy, as well as other separately-managed accounts of OSAM with different investment strategies. After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.

Section 15(f) of the 1940 Act. In considering whether the arrangements between the Adviser and the Fund comply with the conditions of Section 15(f) of the 1940 Act, the Trustees reviewed the conditions of Section 15(f). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the Trust cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The Trustees considered that, consistent with the first condition of Section 15(f), neither the Adviser nor the Board was aware of any plans to reconstitute the Board following the change in control of the Adviser. Thus, at least 75% of the Trustees would not be “interested persons” of the Adviser for a period of three years after the change in control of the Adviser.

The second condition of Section 15(f) is that an “unfair burden” must not be imposed upon the Fund as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. With respect to this second condition, the Board considered that the Adviser has undertaken to maintain the Fund’s current expense cap for the required 2‑year period. The Board concluded that no “unfair burden” is being imposed upon the Fund over the course of the required 2-year period.

Costs of Service and Structure of Advisory Fee. The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections. The Trustees considered data relating to the cost structure of the Fund relative to a peer group of funds, as compiled by Morningstar, Inc., and the Adviser’s separately-managed accounts, as well as the fee waivers and expense reimbursements by the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the New Investment Advisory Agreement, as well as the Fund’s brokerage practices. These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the October 18, 2021 meeting at which the New Investment Advisory Agreement was formally considered.

The Trustees compared the fees paid by the Fund to the fees paid by the Adviser’s separately-managed accounts and noted that the fees can differ due to a number of factors.

The Trustees concluded that the Fund’s expenses and advisory fees payable to the Adviser were fair and reasonable in light of the comparative performance and expense management fee information. The Trustees further concluded that the Adviser’s profit from sponsoring the Fund had not been, and currently was not, excessive and that the Adviser had maintained adequate profit levels to support the services to the Fund.

Extent of Economies of Scale. The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structures of the Fund’s advisory fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as the Fund’s assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Fund. The Trustees noted that the Fund’s advisory fees included breakpoints and that the breakpoints were currently in effect for the Fund. The Trustees concluded that the Adviser’s advisory fee structure and any applicable expense waivers were reasonable and reflect a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

Benefits Derived from the Relationship with the Fund. The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund. The Trustees examined the brokerage practices of the Adviser with respect to the Fund and considered that the Fund does not charge a Rule 12b-1 fee or utilize “soft dollars.” The Trustees concluded that the benefits the Adviser may receive, such as continuity in the portfolio management of the Fund, including retaining the current personnel, maintaining the current relationships with third-party vendors, and avoiding the costs of finding a new investment adviser appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

No single factor was determinative in the Board’s decision to approve the New Investment Advisory Agreement for the Fund, but rather the Board based its determination on the total mix of information available to the Trustees. Based on a consideration of all the factors in their totality, the Board determined that the New Investment Advisory Agreement with the Adviser, including the advisory fees, was fair and reasonable. The Board therefore determined that the approval of the New Investment Advisory Agreement would be in the best interest of the Fund and its shareholders.

Vote Required

Approval of the Proposal to approve the New Investment Advisory Agreement in order to engage the Adviser as the investment adviser for the Fund requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the New Investment Advisory Agreement.

GENERAL INFORMATION
Solicitation of Proxies

    In addition to solicitation of proxies by mail, certain officers of the Trust, officers and employees of the Adviser, or other representatives of the Trust, who will not be paid for their services, may also solicit proxies by telephone or in person. The Adviser has engaged the proxy solicitation firm of AST Fund Solutions, Inc. who will be paid approximately $25,000, plus out-of-pocket expenses, for their services. The Adviser will pay for the expenses incident to the solicitation of proxies in connection with the Meeting, which expenses include the fees and expenses of tabulating the results of the proxy solicitation and the fees and expenses of AST Fund Solutions, Inc. The Adviser also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting materials to their principals. The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be paid by the Adviser.

Householding

    If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call 1 (866) 829-0542. If you currently receive multiple copies of Proxy Statements or Shareholder Reports and would like to request to receive a single copy of documents in the future, please call 1 (877) 291-7827 or write to U.S. Bank Global Fund Services at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Voting Procedures

    You can vote by mail, on the Internet or by phone by following the instructions on your proxy card, or in person at the Meeting. To vote by mail, sign and send us the enclosed proxy voting card in the envelope provided.

Shares represented by timely and properly executed proxies will be voted as specified. If you do not specify your vote with respect to a particular matter, the proxy holder will vote your shares in accordance with the recommendation of the Trustees. You may revoke your proxy at any time before it is exercised by sending a written revocation addressed to Elaine E. Richards, Secretary, Advisors Series Trust, c/o U.S. Bank Global Fund Services 615 East Michigan Street, Milwaukee, Wisconsin 53202, by properly executing and delivering a later-dated proxy, or by attending the Meeting and voting in person. Attendance at the Meeting alone, however, will not revoke the proxy.

    Each whole share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional share will be entitled to a proportionate fractional vote. There is no cumulative voting in the election of Trustees.

Quorum and Methods of Tabulation

The presence of 40% of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for Proposal 1 for the Fund. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Board as inspectors for the Meeting.

For purposes of determining the presence of a quorum for the Meeting, the inspectors will count as present the total number of shares voted “for” or “against” approval of any proposal, as well as shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). With regard to the Proposal, assuming the presence of a quorum, abstentions and “broker non-votes” will have the effect of a vote against the Proposal.

Adjournment

    If a quorum is not present or sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the Record Date to permit further solicitation of proxies with respect to the Proposal. In addition, if the persons named as proxies determine it is advisable to defer action on the Proposal the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the Record Date in order to defer action on the Proposal as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against any of the Proposal. They will vote in their discretion shares represented by proxies that reflect abstentions and “broker non-votes”.

Other Service Providers

The principal executive office of the Trust is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Trust’s administrator, transfer and dividend disbursing agent is U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Trust’s principal underwriter/distributor is Quasar Distributors, LLC, 111 East Kilbourn Avenue, Suite 1250, Milwaukee, WI 53202.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP (“Tait”) has acted as the independent registered public accounting firm to the Trust since 1995. Upon recommendation of the Trust’s Audit Committee, the Board has selected Tait as the independent registered public accounting firm to audit and certify the Trust’s financial statements for the Fund's most recent and current fiscal year ended as of July 31, 2021. Representatives of Tait will not be present at the Meeting.

Audit Fees

For the Fund’s two most recent fiscal years ended in 2020 or 2021, as appropriate, aggregate fees billed by Tait for the audit of the Fund’s annual financial statements and services that are normally provided by Tait in connection with statutory and regulatory filings or engagements for those two fiscal years were $17,400 and $17,400, respectively.

Audit-Related Fees

Tait did not perform any assurance or services related to the performance of the audits of the Fund’s financial statements for the two most recent fiscal years ended in 2020 or 2021, as appropriate, which are not set forth under “Audit Fees” above.

Tax Fees

Tait prepared the Fund’s federal and state income tax returns for the two most recent fiscal years ended in 2020 or 2021, as appropriate. Aggregate fees billed to the Trust by Tait for professional services for tax compliance, tax advice, and tax planning were $3,600 and $3,600, respectively. All of these fees were required to be approved by the Audit Committee.

All Other Fees

Tait neither performed services for the Trust nor delivered any products to the Trust for the Fund’s two most recent fiscal years ended in 2020, or 2021, as appropriate, other than as set forth above.

Pre-Approval of Certain Services

The Audit Committee Charter requires pre-approval by the Trust of all auditing and permissible non-audit services to be provided to the Trust by Tait, including fees. Accordingly, all of these non-audit services were required to be pre-approved, and all of these non-audit services were pre-approved by the Audit Committee.

Non-Audit Fees Paid by the Investment Adviser and its Affiliates

For the Fund’s two most recent fiscal years ended in 2020, or 2021, as appropriate, Tait did not bill for any non-audit fees except for the preparation of the Fund’s federal and state income tax returns for such fiscal years as set forth above, and did not bill any investment adviser or its affiliate that provided ongoing services to the Fund for any non-audit fees.

Outstanding Shares

The number of shares of the Fund and class issued and outstanding on the Record Date were as follows:

O’Shaughnessy Market Leaders Value Fund	Number of Issued and Outstanding Shares
Class I	15,638,539.201

As of the Record Date, the Trustees and officers of the Trust as a group owned beneficially less than one percent (1%) of the outstanding shares of the share class of the Fund and of the Trust as a whole. As of the close of business on the Record Date, the following persons were the only persons who were record owners or, to the knowledge of the Fund or Trust, were beneficial owners of 5% or more of the Fund or of the Trust’s outstanding shares.

Principal Holders of the O’Shaughnessy Market Leaders Value Fund – Class I Shares

Name and Address	% Ownership	Type of Ownership
National Financial Services, LLC 499 Washington Boulevard Jersey City, NJ 07310	55.99%	Record
Charles Schwab & Co., Inc. Special Custody Account Attn: Mutual Funds Department 211 Main Street San Francisco, CA 94105-1905	14.90%	Record

Reports to Shareholders

Copies of the Fund’s most recent annual and semi-annual reports may be requested without charge by calling 1 (877) 291-7827, by visiting the Fund’s website at https://www.osfunds.com/Funds/Market-Leaders-Value-Fund or by writing to the Fund, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202.

Other Matters
The Trust is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they decide.

The Amended and Restated Agreement and Declaration of Trust of the Trust, and the Amended and Restated By-laws of the Trust, do not provide for annual meetings of shareholders and the Trust does not currently intend to hold such meeting in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust in a reasonable period of time prior to any such meeting.

Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Exhibit A

ADVISORS SERIES TRUST

INVESTMENT ADVISORY AGREEMENT

with

O’Shaughnessy Asset Management, LLC

    THIS INVESTMENT ADVISORY AGREEMENT is made as of the __ day of ______, 2021, by and between Advisors Series Trust, a Delaware business trust (hereinafter called the “Trust”), on behalf of the series of the Trust indicated on Schedule A, which may be amended from time to time, (each a “Fund,” and together the “Funds”) and O’Shaughnessy Asset Management, LLC, a Delaware limited liability company (hereinafter called the “Advisor”).
WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Advisor to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Advisor desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.APPOINTMENT OF ADVISOR. The Trust hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (“Board of Trustees” or “Board”).

2.DUTIES OF ADVISOR.

(a)GENERAL DUTIES. The Advisor shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and undertakings to the Board or with the Securities and Exchange Commission; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Advisor (collectively, the “Investment Policies”) upon at least five (5) days prior notice. In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Advisor shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 (the “1934 Act”) for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records associated with or generated from the services rendered to the Fund and required to be maintained by the Advisor except to the extent the Fund has made arrangements for such books and records to be maintained by the Fund’s administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Fund’s administrator or distributor or the Trustees or officers of the Trust may reasonably request; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund's investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

(b)BROKERAGE. The Advisor shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees. The Advisor will effect all securities transactions for the benefit of the Fund in accordance with its duty to seek best execution. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered and the transaction is effected in accordance with the Advisor’s obligation to obtain best execution.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Trust. Subject to the same policies and legal provisions, the Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Trust authorizes and empowers the Advisor to open and maintain trading accounts in the name of a Fund and to execute for the Fund as its agent and attorney-in-fact standard institutional customer agreements with such broker or brokers as the Advisor shall select as provided herein. The Advisor shall cause all securities and other property purchased or sold for the Fund to be settled at the place of business of the Custodian or as the Custodian shall direct. All securities and other property of the Fund shall remain in the direct or indirect custody of the Custodian except as otherwise authorized by the Board.

The Advisor further shall have the authority to instruct the Custodian to pay cash for securities and other property delivered to the Custodian for a Funds and deliver securities and other property against payment for the Fund, and such other authority granted by the Trust from time to time. The Advisor shall not have authority to cause the Custodian to deliver securities and other property or pay cash to the Advisor except as expressly provided herein.

3.REPRESENTATIONS OF THE ADVISER.

(a)The Advisor shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b)The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c)The Advisor shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d)The Advisor shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4.INDEPENDENT CONTRACTOR. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Advisor to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5.ADVISER’S PERSONNEL. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust's Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Advisor.

6.EXPENSES.

(a)With respect to the operation of the Fund, the Advisor shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary for the Advisor to provide its services hereunder, (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor; and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Advisor has agreed to limit the operating expenses of the Fund, the Advisor also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b)The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above or as may otherwise be agreed by the parties, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act, except for the records maintained by the Advisor pursuant to Section 2(a)(iv); taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Trust’s Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Trust’s Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c)The Advisor may voluntarily or contractually absorb certain Fund expenses.

(d)To the extent the Advisor incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from such Fund to the extent of the Advisor’s actual costs for providing such services. In determining the Advisor’s actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e)The Advisor may not pay fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, except with the prior authorization of the Trust’s Board of Trustees. Where such arrangements are authorized by the Trust’s Board of Trustees, the Advisor shall report regularly to the Trust on the amounts paid and the relevant financial institutions.

7.INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a)The Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b)The management fee shall be accrued daily by the Fund and paid to the Advisor on the first business day of the succeeding month.

(c)The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d)The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Fund and as required under any expense limitation applicable to a Fund.

(e)The Advisor voluntarily or contractually may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f)Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in any subsequent month in the three year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reduction and reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.”

(g)The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

8.NO SHORTING; NO BORROWING. The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Advisor agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9.CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, Amended and Restated By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Advisor acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10.REPORTS AND ACCESS. The Advisor agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

11.ADVISER’S LIABILITIES AND INDEMNIFICATION.

(a)The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

(b)The Advisor shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Advisor in contradiction of the Investment Policies.

(c)In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(d)Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e)No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12.NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Trust’s employment of the Advisor is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Advisor will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Trust’s Board of Trustees.

13.TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Advisor is not an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust. The Advisor shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

14.TERM. This Agreement shall become effective with respect to the Fund on the date set forth above, provided that it shall have been approved by the Trust's Board and by the shareholders of the Fund in accordance with the requirements of the Investment Company Act, and shall remain in effect for a period of two years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one year so long as such continuation is approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

15.RIGHT TO USE NAME

The Advisor warrants that each Fund’s name is not deceptive or misleading within the meaning of Rule 35d-1 under the Investment Company Act and that the Advisor has rights to any distinctive name used by a Fund. Any concern regarding copyright, trademark, or patent infringement with respect to the name used by an Advisor Fund shall be resolved by the Advisor. Each Fund acknowledges that its use of any distinctive name is derivative of its relationship with the Advisor. Each Fund may use the name connected with the Advisor or any name derived from or using the name of the Advisor Funds only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, each Fund shall cease to use such a name or any other name connected with the Advisor.

It is understood and hereby agreed that the name “Advisors Series Trust” or “AST” is the property of the Trust for copyright and all other purposes. The Advisor undertakes and agrees that, in the event that the Advisor shall cease to act as investment adviser to the Fund, the Advisor shall promptly take all necessary and appropriate action to discontinue use of the Trust’s name and will further refrain from using the Trust’s name; provided, however, that the Advisor may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Advisor or as otherwise consented to by the Trust in writing prior to such use.

It is additionally understood and hereby agreed that the name “O’Shaughnessy,” “O’Shaughnessy Asset Management LLC,” “OSAM LLC” or any reasonable derivation of the same, is the property of the Advisor for copyright and all other purposes. The Trust undertakes and agrees that, in the event that the Advisor shall cease to act as investment adviser to the Funds, the Trust shall promptly take all necessary and appropriate action to discontinue use of the Advisor’s name and will further refrain from using the Advisor’s name; provided, however, that the Trust may continue to use the Advisor’s name for the sole purpose of identifying the Trust as an account formerly managed by the Advisor or as otherwise consented to by the Advisor in writing prior to such use.

16.TERMINATION; NO ASSIGNMENT.

(a)This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days’ written notice to the Advisor, and by the Advisor upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Advisor shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Advisor on behalf of the Fund.

(b)This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

(c)If the Agreement is terminated due to a material change in business model or management structure of the Trust, the Advisor may determine to reorganize the shareholder interests in the Trust to another investment company, and the Trust shall bear the administrative costs to transition the shareholder interests so the Advisor can continue such business in an equivalent manner as prior to such an event.

17.NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Advisor agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Advisor. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

18.ANTI-MONEY LAUNDERING COMPLIANCE. The Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Advisor agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Advisor, now and in the future. The Advisor further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust in respect of the Trust’s Anti-Money Laundering Policy. The Trust may disclose information regarding the Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

19.CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Advisor agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Advisor agrees to inform the Trust of any material development related to the Fund that the Advisor reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

20.SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

21.CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

22.GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

ADVISORS SERIES TRUST on behalf of each series of the Trust listed on Schedule A		O’SHAUGHNESSY ASSET MANAGEMENT, LLC

By:		By:
Name:	Jeff T. Rauman	Name:
Title:	President	Title:

SCHEDULE A
to the Investment Advisory Agreement

Series of Advisors Series Trust	Annual Fee Rate
O’Shaughnessy Market Leaders Value Fund	0.55% of average net assets up to $25 million, 0.45% of average net assets on the next $75 million, 0.35% of average net assets in excess of $100 million

O'Shaughnessy FUNDS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPESETTING PURPOSES ONLY

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial (888) 227-9349 toll-free to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free (866) 829-0542 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 1234567891012

O’SHAUGHNESSY MARKET LEADERS VALUE FUND
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON December 20, 2021

The undersigned hereby appoints each of Mike J. Malett and Cheryl L. King, as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 11:30 a.m. Central Time, on December 20, 2021. All shareholders are encouraged to cast a vote for their shares prior to December 20, 2021 so that Fund may reach a quorum to hold the meeting and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

Important Notice Regarding Availability of Proxy Materials for the Special Meeting of Shareholders to be held December 20, 2021. The Proxy Statement for this meeting is available at:
https://vote.proxyonline.com/OShaughnessy/docs/proxy2021.pdf

[PROXY ID NUMBER HERE]     [BAR CODE HERE]      [CUSIP HERE]

O'SHAUGHNESSY MARKET LEADERS VALUE FUND    PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

_________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE _________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL

	FOR	AGAINST	ABSTAIN
1.	To approve a new Investment Advisory Agreement between O’Shaughnessy Asset Management, LLC(“OSAM or the “Adviser”) and the Trust, on behalf of the Fund. ○	○	○

2.
If necessary, to adjourn or postpone the Meeting to permit further solicitation of proxies in the event that a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the Meeting to approve the Proposal.
	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]     [BAR CODE HERE]      [CUSIP HERE]